BlackRock Funds II
BlackRock Floating Rate Income Portfolio
Investor A, Investor C and Institutional Shares
Investor C1 Shares
(the “Fund”)

Supplement dated April 27, 2016 to
the Prospectuses, each dated December 29, 2015

Effective immediately, C. Adrian Marshall, CFA, James Keenan, CFA and Joshua Tarnow are the portfolio managers of the Fund, and the following changes are made to the Fund’s Prospectuses:

The section of the Prospectus entitled “Fund Overview — Key Facts About BlackRock Floating Rate Income Portfolio — Portfolio Managers” is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
C. Adrian Marshall, CFA	2010	Managing Director of BlackRock, Inc.
James Keenan, CFA	2010	Managing Director of BlackRock, Inc.
Joshua Tarnow	2016	Managing Director of BlackRock, Inc.

The section of the Prospectus entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT OF THE FUND

The Fund is managed by a team of financial professionals. C. Adrian Marshall, CFA, James Keenan, CFA and Joshua Tarnow are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

The section of the Prospectus entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Portfolio Manager Information

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

The Fund is managed by a team of financial professionals. C. Adrian Marshall, CFA, James Keenan, CFA and Joshua Tarnow are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
C. Adrian Marshall, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2010	Managing Director of BlackRock, Inc. since 2013; Director of BlackRock, Inc. from 2007 to 2013; Vice President of BlackRock, Inc. from 2004 to 2007.
James Keenan, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2010	Managing Director of BlackRock, Inc. since 2008 and Head of the Leveraged Finance Portfolio Team; Director of BlackRock, Inc. from 2006 to 2007.
Joshua Tarnow	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2016	Managing Director of BlackRock, Inc. since 2009; Senior Partner at R3 Capital Partners from 2008 to 2009; Managing Director at Lehman Brothers from 2006 to 2008.

Shareholders should retain this Supplement for future reference.

PRO-FRIP-0416SUP